N-30B-2 1 n30b2filedfall25.htm

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 2nd Avenue, Suite 3320, Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2025

Date of reporting period: December 31, 2025

Kavilco Incorporated NewsletterFall 2025

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents and some pictures/design elements have not been included.

1000 Second Ave., Suite 3320, Seattle, WA 98104 Phone: 206.624.6166 Toll Free: 800.786.9574 Fax: 206.624.8953

Field Office: One Copper Crescent Dr., PO Box KXA-Kasaan, Kasaan, Alaska 99924 Phone: 907.542.2214 Fax: 907.542.2215

www.kavilco.com

FB: Kavilco Incorporated

Fall Dividend Declaration

Jeane Breinig, President

On November 8,2025 the Board of Directors declared a cash dividend of $65 per share. Original shareholders with 100 shares have received $522,358 since the first dividend. Because Kavilco is a registered investment company shareholders derive significant federal tax savings, thereby increasing our dividend payout. Without this benefit, our dividends would be significantly lower. This unique status among Alaska Native Settlement Act (ANCSA) corporations provides financial benefits and also places constraints on our ability to operate other businesses. The majority of our profits must come from our investments in stocks and bonds. If we fail to maintain these limits, shareholders will experience negative tax consequences resulting in reduced dividends.

Sincerely,

KAVILCO INCORPORATED

/s/Jeane Breinig

Jeane Breinig, President

President's Report

Jeane Breinig, President

In other Kasaan news, the Totem Park now has a new Killer Whale replication sitting next to the original. Kasaan Haida Heritage Foundation (KHHF) commissioned Master Carver Stormy Hamar to create the pole. It is beautiful! Ha’waa for all your generous KHHF donations. At this year’s annual auction and raffle, $6,847 was raised and the proceeds will continue to help fund worthy Kasaan Haida activities including pole restorations and replications, N’aay Iwaans/Whale House maintenance, scholarships, and other cultural activities, such as the Haida Language Summit held October 2 in Kasaan.

We are partnering with the Organized Village of Kasaan (OVK) and the City of Kasaan to potentially secure grant funding to restore Kavilco’s gray Bunkhouse. Kasaan has few housing options for large events such as culture camps, totem pole raisings, and language summits. Kavilco has often been approached about using the bunkhouse for housing, but safety concerns have made it impossible. If funding is secured for renovation, it will fill a great need in Kasaan and also make it possible for you and other shareholders to visit Kasaan.

Thank you,

KAVILCO INCORPORATED

/s/Jeane Breinig

Jeane Breinig, President

Chief Financial Officer’s Report

Scott Burns, CFO

The Chief Financial Officer announced that as of October 31, 2025 the long-term capital gain is $16.75. The Investment Company Act of 1940 requires that when a dividend is declared the fund is required to make an announcement long-term capital gain per share. There are two months remaining of portfolio transactions and $16.75 per share of capital gain has no bearing on the long-capital gain that is recorded on the shareholder 1090 dividend form.

Kavilco has distributed $62,682,979 in dividends since inception. As of September 30th, the net worth of the company is $46,521,843. How can Kavilco distribute more money than its net worth? Since the first distribution in 1979, all board members have always been concerned about future generations and have been very guarded over the net worth and have only made distributions from earnings.

The following discussion laid the groundwork for the Fed to reduce the Federal Fund Rate, which in turn, reduced the T-Bill interest rate. This has a direct impact on shareholder dividends.153,000 job cuts for October. Almost triple last year and the most since 2003. Hiring remains weak. The economy only produced 22,000 net jobs in August while June’s report was revised down to a net loss of 13,000 jobs. This trend points to a stall in hiring. Non-farm payroll growth from May to August was primarily private education, health services and financial activities. There were net losses in goods producing and professional and business services.

Residential construction is still trending down while mortgage and credit card delinquencies are trending up. In future quarters, this may have a negative impact on the economy.

There is $38 trillion in national debt. Separately, social security and Medicare are $72 trillion in debt.

What is the solution to rectify the debt situation? Print money, devalue the currency and inflate away the burden. Historically, this has been an economic disaster for countries that have pursued this strategy.

On the inflation front, goods and services related to business investment in particular are becoming pricier along with components and raw materials that make up intermediate goods for manufacturing.

Price pressures haven’t showed up in consumer prices because many companies have large cash reserves that absorb the price increases. This cannot last forever and, eventually, will find its way into the consumer price index.

In conclusion, the weak hiring freeze which will eventually lead to an economic slowdown coupled with inflationary pressures from tariffs and refinancing the debt will lead to the most onerous economic situation, stagflation.

On the portfolio front, yields on short-term bonds are still trending down. In January of 2024, the apex of the T-Bill yields was around 5.24%. This is substantially below the current T-Bill rate of 4.1%. This trend in lower interest rates has resulted in a change in portfolio strategy.

At the September meeting the board changed the strategy from purchasing T-Bills to dividend yielding stocks. Few stocks are in the +5% range, however.

The board is aware that equity indicators still point to extremely overvalued and speculative. Margin debt is at historically high of $1.1 trillion. In a stock market correction, investors are required to put up additional capital to offset the unrealized loss in their collateralized securities. If they fail to do so the collateralized stock will be sold. Since 2000, this has happened three times where the underlying collateralized securities were sold (losses range from -20% to -56% S&P losses) which aggravate selling pressure.

Unfortunately, There Is No Alternative but to invest in stocks in an attempt to offset the loss in interest income from declining yields from T-Bills.

Sincerely,

Scott Burns, CFO

Kavilco’s Privacy Policy

The Company has adopted the following privacy Policy:

This Privacy Policy sets forth our policies with respect to non-public personal information of our shareholders and former shareholders. These policies apply to individuals only and may be changed at any time, provided a notice of such change is provided to you.

You may provide us from time to time with personal, non-public information about you, such as your address, your social security number, and information about your family. We do not disclose your personal non-public information to anyone, except as follows: We may disclose your personal non-public information if you direct us to do so, or if we are required by applicable law to do so.

We seek carefully to safeguard your private information and, to that end, we restrict access to non-public personal information about you to those employees who need to know the information to enable us to provide services to you.

None of your personal, non-public information may be accessed by anyone on our website. This Privacy Policy will be mailed to all shareholders in this annual fall newsletter.

Prize Winners!

$1000 ea. Early Bird Draw

Shelly Smith

Randell Jones

Justin Jones

$500 ea. Early Bird Draw

Virginia Starr

Tamala Santa Anna

Kaarsten Smith

Deklan Hadden

Michael Beasley

$300 ea. Returned Ballot

Yvonna Spigai

Barbara Ferguson

Kristine Mooney

Randell Jones

$200 ea. Returned Ballot

Annette Thompson

Kristopher Hadden

David Gillen

Jenna Miller

$200 ea. In Person Drawing (was Present)

Aiden Jones-Hadden

Jennifer Hadden

Audrey Escoffon

Holly Patotzka

$100 ea. Zoom with Returned Ballot (was Present)

Mary Katasse-Miller

Karla Prosser

Kavilco Election Results

Laird A. Jones, Melanie Young and Eleanor Hadden were all re-elected to the Kavilco Board of Directors.

A total of 57.0% of the vote was returned this year by shareholders Anything under 30% will require that Kavilco hold a second Annual Meeting and may result in a lower dividend distribution to shareholders.

IT IS IMPORTANT THAT YOU VOTE EVERY YEAR!